UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

Nogin, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 E. 34th St, Ste 137

New York, NY

(Address of principal executive offices)

10016

(Zip Code)

(949) 222-0209
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NOGN	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	NOGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on December 5, 2023, Nogin, Inc. (the “Company”) and certain of its subsidiaries filed a voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.

On December 13, 2023, the Company received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock will be delisted from Nasdaq. The Company does not intend to appeal this determination. On July 10, 2023, Nasdaq notified the Company that the market value of publicly held shares of its common stock had closed below $15,000,000 for 30 consecutive trading days, and therefore the Company is not in compliance with Nasdaq Listing Rule 5450(b)(3)(C), a continued listing requirement. Subsequently, on September 5, 2023, Nasdaq notified the Company that the bid price of its common stock had closed below $1 per share for 30 consecutive trading days, and accordingly, that it did not comply with Nasdaq Listing Rule 5450(a)(1), a continued listing requirement.

Nasdaq has informed the Company that trading of the Company’s common stock and warrants will be suspended at the opening of business on December 22, 2023.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at www.donlinrecano.com/nogin, a website administered by Donlin, Recano & Company, Inc., a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.

The contemplated restructuring in the Chapter 11 Cases is unlikely to result in any distribution to holders of the Company’s common stock in their capacity as such and the Company’s common stock and as a result warrants are likely to become worthless.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023

NOGIN, INC.

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer and President

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